Exhibit 10.54

THIS INTERIM AMENDING DEED is made	2006

BETWEEN:

(1)	Pearson Services Limited (registered in England No. 1341060) whose registered office is at 80 Strand, London WC2R 0RL (the “Principal Company”); and

(2)	Pearson Group Pension Trustee Limited (registered in England No. 1765290) whose registered office is at 80 Strand aforesaid (the “Trustee”, which expression shall include the trustee or trustees for the time being of the Plan defined below).

WHEREAS:

(A)	By a trust deed dated 30 March 1973 The Fairey Company Limited established the plan then known as The Fairey Company Limited Pension and Life Assurance Plan for Hourly Paid Employees (the “Plan”) in accordance with legislation now contained in Chapter I of Part XIV Income and Corporation Taxes Act 1988 for the provision of relevant benefits (as defined in s612(1) of that Act) for and in respect of certain employees and former employees of that company and of any employers associated with that company as became eligible to participate in the Plan.

(B)	This deed is, inter alia, supplemental to the deeds listed in Schedule 1 and to the deeds to which the deed numbered 1 in Schedule 1 was itself expressed as being supplemental.

(C)	The Trustee is the present trustee of the Plan.

(D)	The Plan is now called The Pearson Group Pension Plan.

(E)	The Plan is presently governed by the deed numbered 1 in Schedule 1 as amended prior to the date of this deed (the “Eighth Consolidated Trust Deed”).

(F)	By clause A.4 of the Eighth Consolidated Trust Deed (the “Plan Modification Power”) the Trustee may at any time with the consent of the Principal Company alter or modify any of the provisions of the Plan subject as therein mentioned.

(G)	In exercise of its powers under the Plan Modification Power, the Trustee with the consent of the Principal Company wishes with effect on and from the date of this deed (the “Effective Date”) to alter and modify the provisions of the Plan in the manner described in clause 1 below.

(H)	The Trustee is satisfied that the amendments made by this deed pursuant to the exercise of the Plan Modification Power are not “regulated modifications” (as defined under section 67 Pensions Act 1995).

(I)	The Actuary has confirmed to the Trustee for the purpose of r42(2) Occupational Pension Schemes (Contracting-out) Regulations 1996 that he is satisfied that if the proposed alterations are made the Plan will continue to satisfy the statutory standard in accordance with s12A Pension Schemes Act.

NOW THIS DEED WITNESSES as follows:

1.1	Pursuant to the Plan Modification Power the Trustee with the consent of the Principal Company HEREBY ALTERS and MODIFIES the Plan by:

(a)	deleting the existing clause C4 of the Eighth Consolidated Trust Deed;

(b)	inserting the following as a new clause C4:

“C.4	POWER TO GIVE INDEMNITIES

C.4.1	The Trustee may give such indemnities warranties and undertaking in relation to the Fund which it thinks appropriate;

C.4.2	Without prejudice to the generality of the power in clause 4.1, if in connection with the purchase, valuation, management or any other dealings with any property comprising the Fund it would in the opinion of the Trustee be to the benefit of the Fund to enter into any particular transactions, the Trustee may enter into or give such form of written agreement, indemnity, warranty or undertaking with the other parties involved in the transaction as may be required to obtain the successful completion of the transaction and may bind all or any part of the Fund to give effect thereto.”

2.	In this deed and the opening recitals so far as is consistent with the subject matter and context the words and expressions defined in paragraph 1 of Schedule 5 to the Eighth Consolidated Trust Deed or in the relevant Rules (as appropriate) shall have the meanings thereby assigned to them and the provisions as to interpretation contained in paragraph 2 of that Schedule 5 shall apply as if the same were included herein.

3.	This deed may be executed in any number of counterparts, each of which when executed and delivered shall be an original but all of which when taken together shall constitute a single document.

Executed and delivered as a deed the day and year first above written.

SCHEDULE 1

DEEDS OF THE PLAN

	Date	Document
1.	8 February 2006	Eighth Consolidated Trust Deed

2.		The deeds to which the Eighth Consolidated Trust Deed was expressed to be supplemental

3.	8 February 2006	Deed creating and adopting rules for The Public Services Section

4.	8 February 2006	Deed creating and adopting rules for The Civil Service Classic and The Civil Service Premium Sections

5.	6 April 2006	Interim Amending Deed in respect of the Finance Act 2004

(	EXECUTED as a deed under the Common
(	Seal of Pearson Services Limited in the
(	presence of:
Director
Secretary

(	EXECUTED as a deed under the Common
(	Seal of Pearson Group Pension Trustee
(	Limited in the presence of:
Director
Secretary

DATED 2006
PEARSON SERVICES LIMITED	(1)
- and -
PEARSON GROUP PENSION TRUSTEE LIMITED	(2)

DEED OF AMENDMENT in respect of
THE PEARSON GROUP PENSION PLAN

DATED 2006
PEARSON SERVICES LIMITED	(1)
-and-
PEARSON GROUP PENSION TRUSTEE LIMITED	(2)

DEED OF AMENDMENT in respect of
THE PEARSON GROUP PENSION PLAN